UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

Tracon Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36818	34-2037594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 800
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 550-0780

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As of March 31, 2023, TRACON Pharmaceuticals (the “Company”) has yet to receive notification of an award in connection with the ongoing arbitration with I-Mab Biopharma. In March 2023, the International Court of Arbitration (“ICA”) of the International Chamber of Commerce notified the Company that it received a draft award from the arbitral tribunal and will review the draft award at one of its next sessions. The ICA typically meets weekly and the Company expects to receive notification of the award in April 2023. The claims under the arbitration are complex; accordingly, the Company cannot predict the outcome of the arbitration, and it is unable to estimate the amount of recovery or damages, if any, that may be awarded by the ICA. The dispute with I-Mab has caused, and could continue to cause, the Company to incur significant costs.

Forward-Looking Statements

Statements made in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward‐looking statements. Such statements include, but are not limited to, statements regarding the expected timing of the Company’s receipt of a notification of the award, the outcome of the arbitration, including the amount of recovery or damages, if any, that may be awarded, and any additional costs the Company may incur related to the arbitration. Risks that could cause actual results to differ from those expressed in these forward‐looking statements include: the risk that the timing of the award or of the Company’s receipt of notification of the award will be extended, the risk that the outcome, when provided, will not be favorable to the Company, the risks associated with future costs related to the arbitration or collection of any award, and other risks described in the Company’s filings with the Securities and Exchange Commission under the heading “Risk Factors”. All forward‐looking statements contained in this report speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.

Date:	March 31, 2023	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D. President and Chief Executive Officer